Filed Pursuant to Rule 425
Exchange Act No. 000-13660

Seacoast Banking Corporation of Florida

Cautionary Notice Regarding Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about the benefits of the merger between Seacoast and Century, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger, as well as statements with respect to Seacoast's and Century's plans, objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward- looking statements. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements. You can identify these forward-looking statements through our use of words such as "may," "will," "anticipate," "assume," "should," "indicate," "would," "believe," "contemplate," "expect," "estimate," "continue," "point to," "project," "could," "intend" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic conditions; governmental monetary and fiscal policies, as well as legislative and regulatory changes; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks and sensitivities; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses of Seacoast and Century will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; the risk of obtaining necessary governmental approvals of the merger on the proposed terms and schedule; the potential failure of Century's shareholders to approve the merger; increased competitive pressures and solicitations of Century's customers by competitors; as well as the difficulties and risks inherent in seeking to increase the volume of loans in the highly competitive Orlando market. All written or oral forward looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2003 under "Special Cautionary Notice Regarding Forward-Looking Statements," and otherwise in our SEC reports and filings. Such reports are available upon request from Seacoast, or from the Securities and Exchange Commission, including through the SEC's Internet website at http://www.sec.gov. Other Important Information About this Presentation Century's shareholders are urged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information about Seacoast, Century and the proposed transaction. Century's shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Seacoast and Century, without charge, at the SEC's Internet website at http://www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference into, or otherwise referred to in, the proxy statement/prospectus can also be obtained, without charge, by directing a written request to Seacoast Banking Corporation of Florida, 815 Colorado Avenue, Stuart, Florida 34994, Attention: Office of the Secretary, or to Century National Bank, 65 North Orange Avenue, Orlando, Florida 32801, Attention: Officer of the Secretary. The respective directors and executive officers of Seacoast and Century and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Seacoast's directors and executive officers is available in its proxy statement filed with the SEC by Seacoast on March 5, 2004, and information regarding Century's directors and executive officers can be obtained upon written request to Century as provided above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, shares of Seacoast's common stock, or the solicitation of any proxies from Century's shareholders.

Overview of Century National Bank Established in 1999 to service the Orlando, Florida market Three branches serving downtown Orlando, Maitland/Winter Park and Longwood Ranks #1 in Maitland/Winter Park community bank market share* Third largest independent community bank located in Orange and Seminole Counties Clean balance sheet with excellent asset quality and remarkable, low cost deposit mix Clear focus on serving small business and professionals Historical emphasis on serving deposit and cash management needs of clients has allowed for below peer cost of funding and excellent deposit mix Strategy has resulted in low loan to deposit ratio 33 total employees * Source: SNL Financial

Transaction Merits The transaction will improve metrics that currently drive bank value: Earnings: Expected to be accretive to 2005 projected EPS without giving effect to cost savings or revenue enhancements Improves long term EPS growth potential Significant expected revenue enhancements as focus shifts to loan growth Possible revenue enhancements - Residential Mortgage fees Asset Size and Quality: Increases total assets by approximately 21% with no non-performing assets Further solidifies SBCF as one of Florida's largest remaining independents Franchise / Market: Acquire three branches and access to over 78 thousand businesses Orlando MSA ranks #1 nationally in projected employment growth through 2008 (Source: Viewpoint 2004, Integra Realty Resources) Funding: Transaction accounts comprise 90% of total deposits; total funding costs are less than 60 basis points Management: Seasoned management team to remain

Current Deal Terms SBCF will pay $29.33 for each fully diluted share of Century Pricing Multiple SBCF / Century Comparable FL Deals Price / Book Value 2.50x 2.98x Price / LTM Earnings 24.54x 25.58x Core Deposit Premium 11.00% 22.18% Total deal value of $46.2 million Unexercised Century options will be cancelled in exchanged for cash at closing ($2.7 million) Common shares will be exchanged for a mixture of cash and SBCF stock at shareholder's election, subject to proration Cash payment less option value ($13.1 million)

Pro Forma Franchise Map Pro Forma Franchise Map

Orlando Growth Highlights Orlando MSA National Rankings Orlando MSA National Rankings Orlando MSA National Rankings National Rank Category 2003-2008 Projected Annual Growth 1 Total Employment 4.14% 1 Service Employment 4.58 1 Finance, Insurance, Real Estate Employment 3.84 2 Population 2.76 2 Households 3.15 2 Retail Employment 4.36 7 Manufacturing Employment 7.00 One of the most desirable banking markets in the nation Statistical data provided by Viewpoint 2004, Integra Realty Resources

Market Size and Growth Comparison Top Southeastern MSAs Top Southeastern MSAs Top Southeastern MSAs 2004 Population (in millions) 2004 Population (in millions) 2004 Population (in millions) 1 Miami-Ft. Lauderdale-Miami Beach, FL 5.35 2 Washington, DC 5.19 3 Atlanta, GA 4.70 4 Tampa-St. Petersburg - Clearwater, FL 2.56 5 Orlando, FL 1.85 6 Norfolk-Newport News, VA 1.63 7 Charlotte, NC 1.46 8 Nashville, TN 1.38 9 New Orleans, LA 1.32 10 Memphis, TN 1.25 Top Southeastern MSAs Top Southeastern MSAs Top Southeastern MSAs Top Southeastern MSAs 2004-2009 Projected Population Growth 2004-2009 Projected Population Growth 2004-2009 Projected Population Growth 2004-2009 Projected Population Growth 1 Palm Coast, FL 26.14% 26.14% 2 The Villages, FL 22.25 22.25 3 Naples-Marco Island, FL 19.51 19.51 4 Gainesville, GA 16.15 16.15 5 Cape Coral-Fort Myers, FL 15.53 15.53 6 Orlando, FL 14.06 14.06 7 Raleigh, NC 13.95 13.95 8 Kill Devil Hills, NC 13.47 13.47 9 Dunn, NC 12.47 12.47 10 Atlanta, GA 11.84 11.84 15 Statistical data provided by SNL Financial

Revenue Opportunities Century National Bank has a relatively low expense base and a below peer efficiency ratio of 52.7% No meaningful cost savings anticipated Overhead / Average Assets of 1.48% vs. peer group median of 3.21% Century's historical emphasis on core deposits and short-term securities has led to low loan / deposit ratios (currently 36%) and net interest margins (2.74%) Orlando MSA ranks #1 nationally in projected employment growth through 2008 - Clear lending opportunity Balance sheet redeployment opportunity: $10 million in incremental loans at Century's current spread implies $300 thousand in revenue ($120 thousand in after- tax earnings) Combination creates opportunity to deepen existing relationships and expand into larger relationships

Commercial Lending Palm Beach County Three branches open Two under construction Last Twelve Months (in millions) Last Twelve Months (in millions) Closed Loans $139.8 Unfunded 97.4 Pipeline 85.8 Total Increase In Loans Outstanding $ 68.8

Residential Mortgage Originations Last Twelve Months Last Twelve Months Total Sold $ 8,400,000 Total Originated 19,400,000 Total Mortgage Banking Revenues $ 203,000 Palm Beach County Three branches open Two under construction

Seacoast Banking Corporation of Florida